Exhibit 24

		POWER OF ATTORNEY


	Know all by these present that the undersigned, does hereby
(1)	Make, constitute and appoint each of Mark D. Wang, Charles R. Corbin and
Daniel J. Mathewes, or any one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (in the undersigned's individual capacity), to execute and deliver such forms that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a results of the undersigned's ownership of or transactions in securities of Hilton Grand Vacations Inc.
(i) pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation, statements on Form 3, Form 4 and Form 5 (including any amendments thereto) and (ii) in connection with any application for EDGAR access codes, including without limitation the Form ID, and enrollment in EDGAR Next.

(2)	Authorize and appoint each of Brandon J. Lemke and Jillian N. Lescaille account administrators of the undersigned's EDGAR account, with the power to perform all and any such actions necessary or permissible in respect of such roles.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his or her ownership of or transactions in securities of Hilton Grand Vacations Inc., unless earlier revoked in writing. The undersigned acknowledges that Mark D. Wang, Charles R. Corbin, Daniel J. Mathewes, Brandon J. Lemke and Jillian N. Lescaille are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.


				By: /s/ Jeffrey Scott Bernier
				    ---------------------
				Name: Jeffrey Scott Bernier

				Date: 10/28/2026


STATE OF Florida
COUNTY OF Orange

	The foregoing instrument was acknowledged before my by means of online notarization, this 28th day of October, 2026 by Jeffrey Scott Bernier, who _ is personally known to me or X has produced MN Driver License as identification.

(NOTARY SEAL)
Completed Via Remote Online
Notarization Using
2-way Audio/Video Technology

				By: /s/ Sandra Burgos
				   ---------------------											   (Notary Signature)

				Sandra Burgos
				---------------------
				(Notary Name Printed) NOTARY PUBLIC

				Commission Expires: 11/17/2028
				Commission No.  HH594787